UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14A-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to 240.14a-12

Diebold Nixdorf, Incorporated
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on April 26, 2017.

Meeting Information
DIEBOLD NIXDORF, INCORPORATED	Meeting Type: Annual Meeting
For holders as of: February 27, 2017
Date: April 26, 2017 Time: 11:30 AM EDT
	Location:	Courtyard Marriott
4375 Metro Circle NW
North Canton, OH 44720

DIEBOLD NIXDORF, INCORPORATED 5995 MAYFAIR ROAD P.O. BOX 3077 NORTH CANTON, OH 44720-8077	You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
ANNUAL REPORT NOTICE & PROXY STATEMENT FORM OF PROXY
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents or the documents for future meetings, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 12, 2017 to facilitate timely delivery.

—  How To Vote  —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. If you are planning to attend the meeting, directions to the meeting location are included on the back page of the Proxy Statement.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR each of the following nominees:
1. Election of Directors
Nominees:
01) Patrick W. Allender	08) Andreas W. Mattes
02) Phillip R. Cox	09) Robert S. Prather, Jr.
03) Richard L. Crandall	10) Rajesh K. Soin
04) Alexander Dibelius	11) Henry D.G. Wallace
05) Dieter W. Düsedau	12) Alan J. Weber
06) Gale S. Fitzgerald	13) Jürgen Wunram
07) Gary G. Greenfield

The Board of Directors recommends you vote FOR proposals 2-6:

2.      To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending  December 31, 2017

3.      To approve, on an advisory basis, named executive officer compensation

4.      To approve the Diebold Nixdorf, Incorporated 2017 Equity and Performance Incentive Plan

5.      To approve an amendment to our Amended Articles of Incorporation to implement a majority voting standard in  uncontested director elections

6.      To approve an amendment to our Amended Articles of Incorporation to eliminate cumulative voting in director elections

The Board of Directors recommends you vote 1 YEAR on the following proposal:

7.      To cast an advisory vote on the frequency of the shareholder advisory vote on named executive officer compensation